UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022

Descrypto Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

625 N. Flagler Drive, Suite 600

West Palm Beach, FL

(Address of principal executive offices)

33401

(Zip code)

(305) 351-9195

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 6, 2022, Descrypto Holdings, Inc. (the “Company”) issued a press release announcing the launch of the Brave Heartz Lacrosse Club (BHLC), an exclusive community dedicated to connecting lacrosse fans and athletes. A limited-edition collection of Non-Fungible Tokens (NFTs) will be released this summer on OpenLocker, Inc.’s fan friendly platform using blockchain technology to provide next level utility and experiences. The first series will include the name, image and likeness of Premier Lacrosse League stars Grant Ament and Rob Pannell. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Beginning July 8, 2022, the Company’s management will deliver the investor presentation attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information included in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of the registrant dated July 6, 2022

99.2	Investor presentation of the registrant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Descrypto Holdings, Inc.

Date: July 8, 2022	/s/ Howard Gostfrand
Howard Gostfrand
Chief Executive Officer Principal Financial Officer